John Hancock Funds III

Supplement dated December 18, 2014 to the current Prospectus

Disciplined Value Fund (the “Fund”)

Effective January 1, 2015, the Advisory fees for the Fund under “Management fees” in the “Who’s who” section of the Prospectus are revised and restated as follows:

Average daily net assets	Annual rate
First $500 million	0.750%
Next $500 million	0.725%
Next $500 million	0.700%
Next $1 billion	0.675%
Next $10 billion	0.650%
Excess over $12.5 billion	0.625%

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.